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                                                  Exhibit Index is on Page four.
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 1998



                            LAM RESEARCH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-12933                      94-2634797
           --------                      ---------                      ----------
(State or Other Jurisdiction      (Commission File Number)             (IRS Employer
      of Incorporation)                                             Identification No.)


                 4650 CUSHING PARKWAY, FREMONT, CALIFORNIA 94538
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 659-0200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5. OTHER EVENTS

     On September 14, 1998, Lam Research Corporation (the "Company") announced that the Board of Directors had authorized the repurchase, in management's discretion, of up to 368,000 shares of the Company's Common Stock from the public market or in private purchases. The press release states that the purchases, if any, will take place from September 15 through and including September 25, 1998, in conjunction with the Company's quarter end. Attached hereto as Exhibit 99.1 is the Company's press release dated September 14, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits

               99.1   Lam Research Corporation Press Release dated September 14,
                      1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  September 15, 1998                     LAM RESEARCH CORPORATION


                                               By:  /s/ Richard H. Lovgren
                                                  -----------------------------
                                               Name:  Richard H. Lovgren
                                               Title: Vice President, Secretary
                                                      and General Counsel


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                                  EXHIBIT INDEX


                                                                Page No. in Sequentially
Exhibit No.                    Description                      Numbered Current Report
-----------                    -----------                      ------------------------
99.1             Lam Research Corporation Press Release                     5
                 dated September 14, 1998.



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